Income Taxes	9 Months Ended
Aug. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the three and nine months ended August 31, 2021 and August 31, 2020. The Company has non-capital loss carry-forwards at August 31, 2021, totaling $58,413,464 in Canada that must be offset against future taxable income. If not utilized, the loss carry-forwards will expire between 2028 and 2041.

For the three and nine months ended August 31, 2021, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of approximately $18,830,851, which can be carried forward indefinitely.

For the three and nine months ended August 31, 2021, the Company had approximately $3,508,087 of unclaimed Investment Tax Credits which expire from 2025 to 2039. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.